CASH, CASH EQUIVALENTS AND RESTRICTED CASH - Schedule of Cash and Cash Equivalents (Detail) - USD ($) $ in Thousands	Dec. 31, 2020	Dec. 31, 2019	Dec. 31, 2018	Dec. 31, 2017
Cash and Cash Equivalents [Abstract]
Cash and cash equivalents	$ 1,755,351	$ 1,394,982
Current portion of restricted cash	13	37,390
Non-current portion of restricted cash	406	130
Total cash, cash equivalents and restricted cash	$ 1,755,770	$ 1,432,502	$ 1,520,589	$ 1,482,482